UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________

                                   FORM 8-K

                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934

                           _________________________

      Date of Report (date of earliest event reported):  OCTOBER 1, 2004


                       WAUSAU-MOSINEE PAPER CORPORATION
            (Exact name of registrant as specified in its charter)


         WISCONSIN                  1-13923                   39-0690900
      (State or other          (Commission File              (IRS Employer
      jurisdiction of               Number)                 Identification
      incorporation)                                            Number)

                                100 PAPER PLACE
                            MOSINEE, WI 54455-9099
         (Address of principal executive offices, including Zip Code)

                                (715) 693-4470
             (Registrant's telephone number, including area code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   * Written communications pursuant to Rule 425 under the Securities Act (17 CFR 23.425)

   * Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   * Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   * Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   INFORMATION TO BE INCLUDED IN THE REPORT


SECTION 8 - OTHER EVENTS

ITEM 8.01   OTHER EVENTS

      On October 1, 2004, the Company announced that it had agreed to acquire the assets of Missota Paper Company, LLC, including its Brainerd, Minnesota, paper mill, for approximately $9.6 million. The acquisition is expected to close within the next 45 days, and the assets will become part of Wausau Paper's Printing & Writing business segment. The Brainerd mill consists of two paper machines and associated finishing equipment capable of producing approximately 170,000 tons per year of uncoated freesheet paper. Operating plans include starting the mill's largest paper machine shortly after acquisition, providing 90,000 ton per year. No timetable has been established for the start-up of the mill's second paper machine.

      This report contains certain of management's expectations and other forward-looking information regarding the Company pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. While the Company believes that these forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance, and all such statements involve risk and uncertainties that could cause actual results to differ materially from those contemplated in this report. The Company's expectations with respect to the future operation at the Brainerd mill include the assumptions, risks, and uncertainties relating to general economic and business conditions, changes in the prices and supply of raw materials or energy, competitive pricing in the markets served by the Company as a result of economic conditions, overcapacity in the industry, and the demand for paper products. These and other assumptions, risks, and uncertainties are described under the caption "Cautionary Statement Regarding Forward-Looking Information" in Item 1 of the Company's Annual Report on Form 10-K for the year ended December 31, 2003, and from time to time, in the Company's other filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.


SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

      Exhibit 99.1 Press release dated October 1, 2004

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    WAUSAU-MOSINEE PAPER CORPORATION



Date:  October 1, 2004              By:    SCOTT P. DOESCHER
                                           Scott P. Doescher
                                           Senior Vice President-Finance






                                 EXHIBIT INDEX
                                      TO
                                   FORM 8-K
                                      OF
                       WAUSAU-MOSINEE PAPER CORPORATION
                             DATED OCTOBER 1, 2004
                 Pursuant to Section 102(d) of Regulation S-T
                        (17 C.F.R. Section 232.102(d))


99.1  PRESS RELEASE DATED OCTOBER 1, 2004